1st Quarter 2026 Results Investor Presentation

Cautionary Statements 1 This presentation contains forward-looking statements, as defined by federal securities laws, including, among other forward- looking statements, certain plans, expectations and goals. Words such as “may,” “believe,” “expect,” “anticipate,” “intend,” “will,” “should,” “plan,” “estimate,” “predict,” “continue” and “potential” or the negative of these terms or other comparable terminology, as well as similar expressions, are meant to identify forward-looking statements. The forward-looking statements in this presentation are based on management’s opinions only as of the date hereof and are provided to assist in the understanding of potential future performance. Such forward-looking statements involve numerous assumptions, risks and uncertainties that may cause actual results to differ materially from those expressed or implied in any such statements, including, without limitation, the following: general competitive, economic, unemployment, political and market conditions and fluctuations, including real estate market conditions, and the effects of such conditions and fluctuations on the creditworthiness and payment behaviors of borrowers, collateral values, asset recovery values and the value of investment securities; movements in interest rates and their impacts on net interest margin, investment security valuations and other performance measures; expectations and assumptions regarding credit quality and performance; legislative and regulatory changes; changes in U.S. government trade, monetary and fiscal policies, including tariffs; competitive pressures on product pricing and services; fraud, theft or other misconduct impacting our customers or operations; cybersecurity risks, including data breaches, malware, ransomware and account takeovers; the success and timing of our business strategies and plans; our outlook and long-term goals for future growth; and natural disasters, geopolitical events, acts of war or terrorism or other hostilities, public health crises and other catastrophic events beyond our control. For a discussion of some of the other risks and other factors that may cause such forward-looking statements to differ materially from actual results, please refer to the Company’s filings with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, and the Company’s subsequently filed periodic reports and other filings. Forward-looking statements speak only as of the date they are made, and, except as required by law, the Company undertakes no obligation to update or revise forward-looking statements except as required by law.

Ameris Profile Investment Rationale • Top of peer financial results with culture of discipline – credit, liquidity, expense control, capital • Diversified and granular loan portfolio among geographies and product lines • Stable deposit base with 29.8% noninterest-bearing deposits • Experienced executive team with skills and leadership to continue to grow organically • Focus on shareholder value with 12% annualized tangible book value growth over the last five years Strong History of Earnings 2 Growth Focused $24.5 $24.6 $25.1 $25.5 $26.1 $39.78 $41.32 $42.90 $44.18 $44.79 $23.0 $23.5 $24.0 $24.5 $25.0 $25.5 $26.0 $26.5 $38.00 $40.00 $42.00 $44.00 $46.00 $48.00 1Q25 2Q25 3Q25 4Q25 1Q26 Earning Assets (Billions) Tangible Book Value per Share $1.27 $1.60 $1.54 $1.59 $1.63 1.36% 1.65% 1.56% 1.57% 1.62% 1.00% 1.20% 1.40% 1.60% 1.80% 2.00% $- $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 $1.60 $1.80 1Q25 2Q25 3Q25 4Q25 1Q26 Diluted EPS ROA

Southeast Scarcity Value 3 1 – Census data obtained from S&P Global Market Intelligence 2 – Historical and projected population change from S&P Capital and Claritas Grey areas represent MSAs in the top 25% of projected population growth where Ameris has branches. (2) Top Southeast Market Share • Scarcity value in strong Southeast markets projected to grow faster than the national average(1) • #1 deposit market share in Atlanta for banks under $50 billion in assets • #2 deposit market share in Jacksonville for banks under $50 billion in assets • #1 deposit market share in Savannah for banks under $50 billion in assets • Increasing deposit market share by 1% in Atlanta, Jacksonville and Savannah (our top three markets) would be $3.7 billion of additional deposits Population Growth in Our Markets Outpaces National Average Deposit market share according to the FDIC's Summary of Deposits as of June 30, 2025.

50.0% Efficiency Ratio 1.9x National Growth Markets(3) 1.62% Allowance for Credit Losses 13.0% CET1 Ratio(2) 12% 5-yr TBV(1) CAGR 14.7% ROTCE(1) 22% Fees to Revenue Disciplined and Focused Mgmt Team 11.2% TCE/TA Ratio(1) 29.8% NIB Deposits 3.88% Net Interest Margin 1.62% ROA 1 – Considered Non-GAAP measures – See reconciliation of GAAP to Non-GAAP measures in Appendix 2 – Regulatory capital ratios are estimated for most recent period end 3 – Ameris Southeast Markets projected to grow approximately 1.9x the national average over the next five years per census data obtained from S&P Global Market Intelligence4 Why Ameris? Leading Industry Performance

25.27 26.45 27.46 26.26 26.84 27.89 28.62 29.92 30.79 31.42 32.38 33.64 34.52 35.79 37.51 38.59 39.78 41.32 42.90 44.18 44.79 $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 $35.00 $40.00 $45.00 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 Tangible Book Value/Share Delivering Shareholder Value Tangible Book Value Growth 5 • Management remains laser focused on growing shareholder value • Over the past five years, TBV(1) has grown by 12% annualized • TBV grew 5.6% annualized in the first quarter of 2026 (or 10.0% annualized excluding impact from share repurchases) • TBV(1) increased $0.61 per share in 1Q26: • $1.43 from retained earnings • ($0.48) from share repurchases • ($0.14) from impact of AOCI • ($0.20) from all other 1 – Considered Non-GAAP measures – See reconciliation of GAAP to Non-GAAP measures in Appendix

1 – 1Q26 growth percentages are compared to prior year period; net charge offs are annualized 2 – Considered Non-GAAP measures – See reconciliation of GAAP to Non-GAAP measures in Appendix 3 – Regulatory capital ratios are estimated for most recent period end 6 History of Consistent Performance 5 Year Performance Metrics 2021-2025 (5 Year) 2021 2022 2023 2024 2025 Average 1Q26 (1) ROA 1.73% 1.47% 1.06% 1.38% 1.54% 1.43% 1.62% ROTCE(2) 20.6% 17.8% 12.2% 14.4% 14.5% 15.9% 14.7% Net Interest Margin 3.32% 3.76% 3.61% 3.56% 3.79% 3.61% 3.88% Net Interest Income Growth 2.8% 22.2% 4.2% 1.7% 10.3% 8.3% 10.2% Efficiency Ratio 54.9% 51.7% 53.7% 53.2% 50.0% 52.7% 50.0% Fees/Revenue 35.8% 26.2% 22.5% 25.7% 22.4% 26.5% 22.2% NIB Deposits/Total Deposits 39.5% 40.7% 31.3% 29.9% 28.7% 34.1% 29.8% CET1 Ratio(3) 10.5% 9.9% 11.2% 12.7% 13.2% 11.5% 13.0% TCE Ratio(2) 8.0% 8.7% 9.6% 10.6% 11.4% 9.7% 11.2% CRE Concentration 291% 292% 282% 268% 262% 279% 265% Allowance for Credit Losses/Total Loans 1.06% 1.04% 1.52% 1.63% 1.62% 1.37% 1.62% Net Charge Offs/Total Loans 0.04% 0.08% 0.25% 0.19% 0.18% 0.15% 0.21%

1Q 2026 Operating Highlights 7 • Net income of $110.5 million, or $1.63 per diluted share • Return on average assets ("ROA") of 1.62% • Return on average tangible common equity(1) of 14.75% • Revenue growth of 9.5% annualized in the first quarter • Net interest margin (TE) expansion of 3bps to 3.88% for the first quarter of 2026 • Growth in earning assets of $607.8 million, or 9.7% annualized • Loan growth of $314.5 million, or 5.9% annualized • Deposit growth of $260.7 million, or 4.7% annualized • Efficiency ratio of 49.97%, an improvement from 52.83% for the first quarter of 2025 • Noninterest-bearing deposit mix improved to 29.8% of total deposits • Tangible book value(1) growth of $0.61 per share, or 5.6% annualized, to $44.79 • Share repurchases totaled $74.9 million (950,400 shares at an average price of $78.76 per share) 1 – Considered Non-GAAP measures – See reconciliation of GAAP to Non-GAAP measures in Appendix

Financial Highlights 8 1 – Considered Non-GAAP measures – See reconciliation of GAAP to Non-GAAP measures in Appendix (dollars in thousands, except per share data) 1Q26 4Q25 Change 1Q25 Change Net Income $110,492 $108,356 2% $ 87,935 26% Adjusted Net Income(1) $110,492 $108,848 2% $ 88,044 25% Net Income Per Diluted Share $ 1.63 $ 1.59 3% $ 1.27 28% Adjusted Net Income Per Share(1) $ 1.63 $ 1.59 3% $ 1.28 27% Return on Assets 1.62% 1.57% 3% 1.36% 19% Adjusted Return on Assets(1) 1.62% 1.58% 3% 1.36% 19% Return on Equity 10.91% 10.63% 3% 9.39% 16% Return on TCE(1) 14.75% 14.46% 2% 13.14% 12% Adjusted Return on TCE(1) 14.75% 14.53% 1% 13.16% 12% Efficiency Ratio 49.97% 46.59% 7% 52.83% -5% Adjusted Efficiency Ratio(1) 49.82% 46.54% 7% 52.62% -5% Net Interest Margin 3.88% 3.85% 1% 3.73% 4% Quarter to Date Results

Strong Net Interest Margin 9 • Net interest margin improved 3 bps to 3.88% in the first quarter of 2026 • Average earning assets increased 4.2% annualized • Net interest income (TE) down $903,000 in 1Q26 due to lower day count in the quarter • Interest income (TE) decreased $6.3 million • Interest expense decreased $5.4 million Spread Income and Margin Interest Rate Sensitivity • Asset sensitivity continues near neutrality in preparation for further potential FOMC rate changes: • -1.2% asset sensitivity in -100bps • -0.7% asset sensitivity in -50bps • +0.8% asset sensitivity in +50bps • +1.6% asset sensitivity in +100bps • Approximately $12.8 billion of total loans reprice within one year through either maturities or floating rate indices $222.8 $232.7 $238.9 $246.3 $245.4 3.73% 3.77% 3.80% 3.85% 3.88% 3.60% 3.65% 3.70% 3.75% 3.80% 3.85% 3.90% 3.95% 4.00% $200.0 $210.0 $220.0 $230.0 $240.0 $250.0 1Q25 2Q25 3Q25 4Q25 1Q26 Net Interest Income (TE) (in millions) NIM -0.03% 0.06% 3.85% 3.88% 3.75% 3.80% 3.85% 3.90% 4Q25 Margin Asset Yields Improvement in Funding Costs 1Q26 Margin 1Q26 Margin Attribution

Diversified Revenue Stream 10 • Strong revenue base of net interest income from core banking division and lines of business • Additional noninterest revenue provided by our diversified lines of business Noninterest Income • Noninterest income increased $8.1 million in the first quarter • Mortgage revenue increased $5.1 million • SBA gain on sale and servicing revenue increased $1.8 million • Equipment finance increased $652,000 • All Other Noninterest Income includes: • Service charges on deposit accounts • Fee income from equipment finance • Gain on sale of SBA loans • BOLI income Strong Revenue Stream 78% 77% 76% 80% 78% 12% 13% 13% 10% 12% 10% 10% 11% 10% 10% $286.8 $301.7 $315.2 $308.1 $315.3 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 1Q25 2Q25 3Q25 4Q25 1Q26 Revenue Sources (Tax-Equivalent) (in millions) Net Interest Income (TE) Mortgage Banking Activity All Other Noninterest Income Service Charges on Deposit Accounts 41% Equipment Finance Activity 28% BOLI Income 11% Other 20% All Other Noninterest Income

Disciplined Expense Control Noninterest Expense and Efficiency Ratio Expense Highlights 11 • Management continues to deliver high performing operating efficiency • Positive operating leverage allowed revenue to increase $28.5 million, or 10.0%, while expenses only increased $6.0 million, or 4.0%, when compared with 1Q25 • Efficiency ratio of 49.97% in 1Q26 • Improvement compared with 52.83% in 1Q25 and 55.64% in 1Q24 • Total expenses increased $14.0 million in 1Q26 compared with 4Q25: • Salaries and benefits increased $9.4 million • Payroll taxes and 401(k) increased $4.9 million • Incentives increased $4.3 million • Advertising and marketing increased $1.3 million • FDIC insurance expense increased $1.1 million • Donations increased $1.0 million $111.6 $111.9 $114.0 $103.4 $116.4 $39.4 $43.4 $40.6 $39.7 $40.7 20.0 40.0 60.0 80.0 100.0 120.0 140.0 160.0 180.0 1Q25 2Q25 3Q25 4Q25 1Q26 Noninterest Expenses (in millions) Banking LOBs 55.64% 51.68% 53.49% 52.26% 52.83% 51.63% 49.19% 46.59% 49.97% 40.00% 45.00% 50.00% 55.00% 60.00% 65.00% 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 Efficiency Ratio

Granular Core Deposit Base 12 Deposits by Product Type • Total deposits increased $260.7 million, or 4.7% annualized, during 1Q26 • Non-brokered, non-public fund deposits increased $546.8 million • Seasonal outflows of public funds totaled $430.0 million • Brokered CDs increased $143.9 million, and represent only 5.9% of total deposits • Noninterest-bearing deposits increased $322.8 million, improving our NIB to total deposit ratio to 29.8% • Granular deposit base with $46,193 average account size over 490,000 accounts 1Q26 Highlights Deposits by Customer Consumer 34% Commercial 44% Public 16% Brokered 6% 1Q26  Deposit Type   Balance (in 000s)  % of Total Count Average per account NIB 6,748,976$         29.8% 315,481  21,393$        NOW 4,298,214           19.0% 41,365    103,909        Checking (NIB/NOW) 11,047,190         48.8% 356,846  30,958          MMDA 7,231,037           31.9% 33,223    217,652        Savings 767,928               3.4% 62,371    12,312          CD 3,590,585           15.9% 37,605    95,482          Total 22,636,740$      100% 490,045  46,193$

Capital Strength 13 • TCE ratio of 11.2% and CET1 ratio of 13.0% are strong and above peer levels • Minimal impact from unrealized gains/losses, as the AFS bond portfolio has unrealized gains of $1.1 million • Earnings expected to add between 25 - 35 basis points to capital each quarter assuming flat balance sheet • As of March 31, 2026, capital components included only common equity and approximately $134.8 million of trust preferred debt • Board authorized $200 million share repurchase program in October 2025, of which $84.3 million remains as of March 31, 2026 • Repurchased $74.9 million of common shares during 1Q26 compared with $77.1 million for the full year 2025 • Repurchases represented approximately 1.4% of shares outstanding in 1Q26 and 1.7% for full year 2025. Capital ratios are estimated for most recent period end Strong Capital Base 11.0% 11.1% 11.4% 11.4% 11.4% 12.9% 13.0% 13.2% 13.2% 13.0% 15.6% 15.4% 15.1% 15.0% 14.8% 1Q25 2Q25 3Q25 4Q25 1Q26 Leverage Ratio CET1/Tier 1 Capital Ratio Total Capital Ratio Capital Highlights

Loan Diversification and Credit Quality

Agriculture 1% C&I 27% Municipal 2% Consumer 1% Investor CRE 24% OO CRE 8% Construction 7% Multi-Family 10% HELOC 2% SFR Mortgage 18% $21.8 Billion Diversified Loan Portfolio 1Q26 Loan Portfolio 15 • Loan portfolio is well diversified across loan types and geographies and managed by a seasoned credit staff • Asset quality metrics remain stable • CRE and C&D concentrations were 265% and 46%, respectively, compared with 262% and 43%, respectively, at 4Q25 • Allowance for Credit Losses (ACL) on loans is 1.62% of total loans • Limited exposure to non-mortgage consumer loans and HELOCs • Exposure to non-mortgage NDFI is less than 1% of loans and all loans are current and pass graded Portfolio Highlights

Loan Balance Changes 1Q26 Loan Balance Changes 16 • Loan balances increased $314 million, or 5.9% annualized, during 1Q26 • 1Q26 production remained strong at $2.2 billion, building upon the seasonally strong $2.4 billion in 4Q25 • Represents a 45% increase from $1.5 billion in 1Q25 • C&I growth was spread among premium finance, mortgage warehouse, traditional C&I, and equipment finance reflecting the diversification in our C&I portfolio (in millions) Growth Highlights $249 $95 $28 $16 $13 $(27) $(60) $(100) $(50) $- $50 $100 $150 $200 $250 $300 C&I Construction Multi-Family OO CRE Investor CRE Other RE - RES

Allowance for Credit Losses 17 • The ACL on loans totaled $354.7 million, or 1.62%, at 1Q26 • During 1Q26, the Company recorded provision expense of $16.6 million • The March economic forecasts used in the ACL model weighted the baseline scenario at 40% and S2 adverse scenario at 60% 1Q26 CECL Reserve Reserve Summary (in millions) (dollars in millions) 1.55% 1.60% 1.60% 1.63% 1.67% 1.62% 1.62% 1.62% 1.62% 1.00% 1.20% 1.40% 1.60% 1.80% 2.00% $150 $175 $200 $225 $250 $275 $300 $325 $350 $375 $400 $425 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 ACL - Loans ACL - Unfunded Commitments ACL on Loans / Total Loans 1Q26 Allowance Coverage Outstanding Balance ACL ACL % Gross Loans $21,828.0 $354.7 1.62% Unfunded Commitments $4,788.6 $52.0 1.09%

NPA / Charge-Off Trend 18 • The increase in NPAs in 1Q26 is attributable to serviced GNMA mortgages and other government guaranteed mortgages, which represent 43.0% of all NPAs • Excluding GNMA mortgages, NPAs declined $2.8 million or 2.9% • Net charge-offs totaled $11.4 million, or 0.21% annualized, in 1Q26 Credit Summary ($ in millions) 0.44% 0.36% 0.40% 0.44% 0.45% 0.38% 0.32% 0.33% 0.35% 0.33% 0.25% 0.30% 0.35% 0.40% 0.45% 0.50% 1Q25 2Q25 3Q25 4Q25 1Q26 Non-Performing Assets NPA / Total Assets NPA x GNMA / Total Assets 0.18% 0.14% 0.14% 0.26% 0.21% $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 0.00% 0.05% 0.10% 0.15% 0.20% 0.25% 0.30% 1Q25 2Q25 3Q25 4Q25 1Q26 Net Charge-Offs Net Charge-offs NCO Ratio (Annualized)

Problem Loan Trends 19 • Total criticized loans (including special mention), excluding GNMA- guaranteed mortgage loans, increased $11.4 million, or 6.2%, in 1Q26 • Classified loans, excluding GNMA-guaranteed mortgage loans, increased approximately $1.7 million, or 1.2%, in 1Q26 • Nonperforming loans, excluding GNMA-guaranteed mortgage loans, decreased $3.0 million, or 3.2%, in 1Q26 • The largest component of classified and nonperforming loans at 1Q26 was residential mortgages including government-guaranteed mortgages Highlights (in millions) Note: Criticized, Classified and Nonperforming loan totals exclude GNMA-guaranteed loans. Ratios expressed as a percentage of total loans net of GNMA-backed mortgage loans. 1.09% 0.99% 0.85% 0.85% 0.89% 0.73% 0.68% 0.67% 0.67% 0.67% 0.49% 0.40% 0.41% 0.43% 0.41% $0 $50 $100 $150 $200 $250 1Q25 2Q25 3Q25 4Q25 1Q26 Criticized Loans Classified Loans Nonperforming Loans Criticized ACL Coverage 182% Classified ACL Coverage 244% NPL ACL Coverage 393%

Term Investor CRE • 30-89 days past due investor CRE loans were 0.09% and NPLs were 0.01% at 1Q26 • Reserve for term investor CRE is $106.6 million, or 1.44% • Investor CRE portfolio is well diversified with over 80% of CRE loans located in MSAs in Ameris’s footprint, which exhibit population growth forecasts exceeding the national average 20 Highlights (1) Results based on stabilized term loans, or 60% of total Investor CRE loans Investor CRE (dollars in Millions) Investor CRE 24% Multi 10% Multi-Family $2,097 Office $1,293 Retail - Anchored $1,334 Retail - Non Anchored $1,009 Warehouse / Industrial $1,045 Hotel $424 All Other CRE $396 Investor CRE by Property Type GA $2,494 FL $2,569 SC $1,001 NC $664 All Other $871 Investor CRE by Property Location Outstanding $7.39 B Unfunded $0.21 B Total Committed Exposure $7.6 B Average Loan Size $4.4 M Allowance Coverage 1.44% 30-89 DPD Ratio 0.09% NPL Ratio 0.01% Criticized Ratio 0.81% Criticized ACL Coverage 178% Average LTV (1) 57% Average DSC (1) 1.58

Construction $118 Investor CRE $1,231 Owner- Occupied $482 Total Office Portfolio by Loan Type Office Portfolio • There were no 30-89 days past due investor office loans and NPLs were 0.02% at 1Q26 • Our reserve for investor office is $42.6 million, or 3.16% 21 Highlights (1) Results based on stabilized term loans, or 86% of term office loans Investor Office (dollars in Millions) Class A 53% Medical 18% Class B 28% Class C 1% Investor Office Portfolio by Property Class Outstanding $1.35 B Unfunded $0.08 B Total Committed Exposure $1.43 B Average Loan Size $3.7 M Allowance Coverage 3.16% 30-89 DPD Ratio 0.00% NPL Ratio 0.02% Criticized Ratio 2.47% Criticized ACL Coverage 128% Average LTV (1) 58% Average DSC (1) 1.62 Class A & Medical (1) 71%

Appendix

23 Reconciliation of GAAP to Non-GAAP Measures (dollars in thousands) 1Q26 4Q25 1Q25 Net Income $ 110,492 $ 108,356 $ 87,935 Adjustment items Loss on sale of MSR - 1,127 14 Servicing right impairment - 910 - Gain on BOLI proceeds - (220) (11) FDIC special assessment - (1,136) 138 Tax effect of adjustment items - (189) (32) After tax adjustment items - 492 109 Adjusted Net Income $ 110,492 $ 108,848 $ 88,044 Weighted average number of shares - diluted 67,766,997 68,328,365 69,030,331 Net income per diluted share $ 1.63 $ 1.59 $ 1.27 Adjusted net income per diluted share $ 1.63 $ 1.59 $ 1.28 Average assets 27,672,313 27,394,953 26,229,423 Return on average assets 1.62% 1.57% 1.36% Adjusted return on average assets 1.62% 1.58% 1.36% Average common equity 4,107,670 4,044,338 3,798,149 Average tangible common equity 3,039,019 2,971,985 2,713,847 Return on average common equity 10.91% 10.63% 9.39% Return on average tangible common equity 14.75% 14.46% 13.14% Adjusted return on average tangible common equity 14.75% 14.53% 13.16% Quarter to Date

24 Reconciliation of GAAP to Non-GAAP Measures (dollars in thousands) 1Q26 4Q25 3Q25 2Q25 1Q25 Adjusted Noninterest Expense Total noninterest expense 157,080$ 143,090$ 154,566$ 155,260$ 151,034$ Adjustment items: FDIC special assessment - 1,136 318 138 (138) Adjusted noninterest expense 157,080$ 144,226$ 154,884$ 155,398$ 150,896$ Total Revenue Net interest income 244,436$ 245,307$ 237,964$ 231,813$ 221,839$ Noninterest income 69,920 61,827 76,274 68,911 64,023 Total revenue 314,356$ 307,134$ 314,238$ 300,724$ 285,862$ Adjusted Total Revenue Net interest income (TE) 245,384$ 246,287$ 238,917$ 232,741$ 222,767$ Noninterest income 69,920 61,827 76,274 68,911 64,023 Total revenue (TE) 315,304$ 308,114$ 315,191$ 301,652$ 286,790$ Adjustment items: (Gain) loss on securities - (12) (1,581) - (40) Gain on BOLI proceeds - (220) (390) - (11) (Gain) loss on sale of mortgage servicing rights - 1,127 (125) (356) 14 Servicing right impairment (recovery) - 910 - - - Adjusted total revenue (TE) 315,304$ 309,919$ 313,095$ 301,296$ 286,753$ Efficiency ratio 49.97% 46.59% 49.19% 51.63% 52.83% Adjusted efficiency ratio (TE) 49.82% 46.54% 49.47% 51.58% 52.62% Quarter to Date

25 Reconciliation of GAAP to Non-GAAP Measures (dollars in thousands) 1Q26 4Q25 3Q25 2Q25 1Q25 Total shareholders' equity 4,082,127$ 4,076,028$ 4,016,701$ 3,917,678$ 3,823,802$ Less: Goodwill 1,015,646 1,015,646 1,015,646 1,015,646 1,015,646 Other intangibles, net 51,430 54,824 58,703 62,582 66,658 Total tangible shareholders' equity 3,015,051$ 3,005,558$ 2,942,352$ 2,839,450$ 2,741,498$ Period end number of shares 67,320,298 68,022,316 68,587,742 68,711,043 68,910,924 Book value per share (period end) 60.64$ 59.92$ 58.56$ 57.02$ 55.49$ Tangible book value per share (period end) 44.79$ 44.18$ 42.90$ 41.32$ 39.78$ Total assets $ 28,109,935 $ 27,515,879 $ 27,099,829 $ 26,680,153 $ 26,514,940 Less: Goodwill 1,015,646 1,015,646 1,015,646 1,015,646 1,015,646 Other intangibles, net 51,430 54,824 58,703 62,582 66,658 Total tangible assets 27,042,859$ 26,445,409$ 26,025,480$ 25,601,925$ 25,432,636$ Equity to Assets 14.52% 14.81% 14.82% 14.68% 14.42% Tangible Common Equity to Tangible Assets 11.15% 11.37% 11.31% 11.09% 10.78% Quarter to Date

26 Reconciliation of GAAP to Non-GAAP Measures (dollars in thousands) 2021 2022 2023 2024 2025 Return on Tangible Common Equity Net Income 376,913$ 346,540$ 269,105$ 358,685$ 412,154$ Average common equity 2,827,669 3,083,081 3,313,361 3,583,390 3,918,733 Average tangible common equity 1,826,433 1,947,222 2,200,883 2,488,588 2,840,493 Return on average common equity 13.3% 11.2% 8.1% 10.0% 10.5% Return on average tangible common equity 20.6% 17.8% 12.2% 14.4% 14.5% (dollars in thousands) 2021 2022 2023 2024 2025 Total shareholders' equity 2,966,451$ 3,197,400$ 3,426,747$ 3,751,522$ 4,076,028$ Less: Goodwill 1,012,620 1,015,646 1,015,646 1,015,646 1,015,646 Other intangibles, net 125,938 106,194 87,949 70,761 54,824 Total tangible shareholders' equity 1,827,893$ 2,075,560$ 2,323,152$ 2,665,115$ 3,005,558$ Total assets $ 23,858,321 $ 25,053,286 $ 25,203,699 $ 26,262,050 $ 27,515,879 Less: Goodwill 1,012,620 1,015,646 1,015,646 1,015,646 1,015,646 Other intangibles, net 125,938 106,194 87,949 70,761 54,824 Total tangible assets 22,719,763$ 23,931,446$ 24,100,104$ 25,175,643$ 26,445,409$ Equity to Assets 12.4% 12.8% 13.6% 14.3% 14.8% Tangible Common Equity to Tangible Assets 8.0% 8.7% 9.6% 10.6% 11.4%

Reconciliation of GAAP to Non-GAAP Measures

(dollars in thousands)	1Q26	4Q25	3Q25	2Q25	1Q25	As of 4Q24	3Q24	2Q24	1Q24	4Q23	3Q23
Total shareholders' equity	$4,082,127	$4,076,028	$4,016,701	$3,917,678	$3,823,802	$3,751,522	$3,681,368	$3,566,614	$3,484,738	$3,426,747	$3,347,069
Less:											
Goodwill	1,015,646	1,015,646	1,015,646	1,015,646	1,015,646	1,015,646	1,015,646	1,015,646	1,015,646	1,015,646	1,015,646
Other intangibles, net	51,430	54,824	58,703	62,582	66,658	70,761	74,941	79,120	83,527	87,949	92,375
Total tangible shareholders' equity	$3,015,051	$3,005,558	$2,942,352	$2,839,450	$2,741,498	$2,665,115	$2,590,781	$2,471,848	$2,385,565	$2,323,152	$2,239,048
Period end number of shares	67,320,298	68,022,316	68,587,742	68,711,043	68,910,924	69,068,609	69,067,019	69,066,573	69,115,263	69,053,341	69,138,461
Book value per share (period end)	$ 60.64	$ 59.92	$ 58.56	$ 57.02	$ 55.49	$ 54.32	$ 53.30	$ 51.64	$ 50.42	$ 49.62	$ 48.41
Tangible book value per share (period end)	$ 44.79	$ 44.18	$ 42.90	$ 41.32	$ 39.78	$ 38.59	$ 37.51	$ 35.79	$ 34.52	$ 33.64	$ 32.38

	2Q23	1Q23	4Q22	3Q22	2Q22	As of 1Q22	4Q21	3Q21	2Q21	1Q21
Total shareholders' equity	$3,284,630	$3,253,195	$3,197,400	$3,119,070	$3,073,376	$3,007,159	$2,966,451	$2,900,770	$2,837,004	$2,757,596
Less:										
Goodwill	1,015,646	1,015,646	1,015,646	1,023,071	1,023,056	1,022,345	1,012,620	928,005	928,005	928,005
Other intangibles, net	96,800	101,488	106,194	110,903	115,613	120,757	125,938	60,396	63,783	67,848
Total tangible shareholders' equity	$2,172,184	$2,136,061	$2,075,560	$1,985,096	$1,934,707	$1,864,057	$1,827,893	$1,912,369	$1,845,216	$1,761,743
Period end number of shares	69,139,783	69,373,863	69,369,050	69,352,709	69,360,461	69,439,084	69,609,228	69,635,435	69,767,209	69,713,426
Book value per share (period end)	$ 47.51	$ 46.89	$ 46.09	$ 44.97	$ 44.31	$ 43.31	$ 42.62	$ 41.66	$ 40.66	$ 39.56
Tangible book value per share (period end)	$ 31.42	$ 30.79	$ 29.92	$ 28.62	$ 27.89	$ 26.84	$ 26.26	$ 27.46	$ 26.45	$ 25.27

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